EXHIBIT 99.4



LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)

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                                                              Twelve Months Ended
                                                   ----------------------------------------


                                                                                                   Percentage of
                                                        November 30       November 30 2001         Dollar Change
                                                          2002                                       Inc/(Dec)
                                                    ------------------ -- ------------------    -------------------


Revenues:
   Principal transactions                              $   1,951              $  2,779
   Investment banking                                      1,771                 2,000
   Commissions                                             1,286                 1,091
   Interest and dividends                                 11,728                16,470
   Other                                                      45                    52
                                                    ------------------    ------------------
      Total revenues                                      16,781                22,392
   Interest expense                                       10,626                15,656
                                                    ------------------    ------------------
      Net revenues                                         6,155                 6,736                        (9%)
                                                    ------------------    ------------------

Non-interest expenses:
   Compensation and benefits                               3,139                 3,437
   Technology and communications                             552                   501
   Brokerage and clearance                                   329                   308
   Occupancy                                                 287                   198
   Business development                                      146                   183
   Professional fees                                         129                   152
   Other                                                      74                    82
   September 11, 2001 related
         (recoveries)/expenses, net                         (108)                  127
   Other real estate
          reconfiguration costs                              128                     -
   Regulatory settlement                                      80                     -
                                                    ------------------    ------------------
      Total non-interest expenses                          4,756                 4,988                        (5%)
                                                    ------------------    ------------------
Income before taxes and dividends
on trust preferred securities                              1,399                 1,748
   Provision for income taxes                                368                   437
   Dividends on trust preferred securities                    56                    56
                                                    ------------------    ------------------
Net income                                               $   975              $  1,255                       (22%)
                                                    ==================    ==================
   Preferred stock dividends                                  69                    94
Net income applicable to common stock               $        906              $  1,161                       (22%)
                                                    ==================    ==================
Earnings per common share
   Basic                                                 $ 3.69                $ 4.77
                                                    ==================    ==================
   Diluted                                               $ 3.47                $ 4.38
                                                    ==================    ==================

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